SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY


                      VARIABLE ANNUITY ACCOUNT NINE
             Supplement to the Variable Annuity Prospectuses:

              OVATION DATED OCTOBER 24, 2005, AS SUPPLEMENTED
          OVATION ADVANTAGE DATED OCTOBER 24, 2005, AS SUPPLEMENTED
           OVATION ADVISOR DATED OCTOBER 24, 2005, AS SUPPLEMENTED
             OVATION PLUS DATED OCTOBER 24, 2005, AS SUPPLEMENTED
    ____________________________________________________________________

     The purposes of this supplement are to notify owners of the variable annuity contracts listed above (the Contracts) of (i) a new investment option becoming available under the Contracts and (ii) the proposed closing and liquidation of the AllianceBernstein VPS Money Market Portfolio
("the Portfolio"), a series of the AllianceBernstein Variable Products Series Fund, Inc. ("AB Trust").

       First, effective on the Liquidation Date (as defined below), a new investment option, the Cash Management Portfolio ("Cash Management Portfolio"), will become available under the Contracts. The Cash Management Portfolio is a series of SunAmerica Series Trust ("SAST") and will be offered in Class 3 shares.

     Second, on January 31, 2012, the Board of Directors (the "Board") of the AB Trust approved the liquidation and closing of the Portfolio. The liquidation is expected to occur at the close of the New York Stock Exchange
("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about April 27, 2012 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolio will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds transferred into the subaccount supported by the Cash Management Portfolio.

     Please note that SunAmerica Annuity and Life Assurance Company
("Life Company") must receive instructions from you to transfer your Contract value out of the Portfolio prior to 4:00 p.m. ET on the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Cash Management Portfolio. Existing instructions or instructions received after Market Close on the Liquidation Date for new purchase payment allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio
(as applicable) will be automatically directed to Cash Management Portfolio. You may give us instructions to transfer your account value to another investment option by completing the enclosed service request form or you can call our Service Center at the telephone number below. Please refer to your
fund prospectus for information regarding the investment options.   Additional
fund prospectus copies can be obtained by contacting our Service Center at the telephone number below.

     Neither our automatic transfer of the liquidated proceeds to the Cash Management Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the Cash Management Portfolio within 60 days after the liquidation, will count against the free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

     Should you have any questions, you may contact our Service Center at 1-800-255-8402.


Dated: February 3, 2012


              Please keep this supplement with your prospectus